EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Southern States Power Company, Inc. (the "Company") on Form 10-KSB for the year ending April 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Harrison A. McCoy III, Chief Executive Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:
          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Harrison A. McCoy III
__________________________
Harrison  A.  McCoy  III
Chief  Executive  Officer
August  12,  2002